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                                                                   EXHIBIT 10.18

                             THIRD AMENDMENT TO THE
               ST. JOE COMPANY DEFERRED CAPITAL ACCUMULATION PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002)

Pursuant to Section 9.1 of The St. Joe Company Deferred Capital Accumulation Plan (as amended and restated effective January 1, 2002) (hereinafter called the "Plan"), said Plan is hereby amended effective as of January 1, 2005, as follows:

1. Section 4.1 of the Plan is amended by the addition of the following immediately after the first sentence thereof:

      "Notwithstanding the foregoing, as permitted by IRS Notice 2005-1 and in accordance with procedures established by the Plan Administrator, a Participant may elect to defer bonus compensation earned in 2005 after January 1, 2005 and prior to March 15, 2005."

IN WITNESS WHEREOF, The St. Joe Company has caused this Amendment to be executed effective as of the date first set forth above, by its duly authorized officer.

                                        THE ST. JOE COMPANY


Dated:     November 30, 2005            By:       /s/ Rachelle Gottlieb
      -------------------------------        -----------------------------------
                                                 Rachelle Gottlieb
                                                 Vice President, Human Resources